UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - October 21, 2003



                              CH ENERGY GROUP, INC.
                ------------------------- ----------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                       0-30512                           14-1804460
----------------------  ----------------------------         ------------------
State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                       ----------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.  See Exhibit Index

Item 9.           Regulation FD Disclosure

                  The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On October 20, 2003, Registrant issued its third quarter 2003 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99(i)22, to which reference is made.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CH ENERGY GROUP, INC.
                                              (Registrant)


                                         By:        /s/  Donna S. Doyle
                                         --------------------------------------
                                                       DONNA S. DOYLE
                                     Vice President - Accounting and Controller

Dated:    October 21, 2003

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description

     99(i)22 Press Release of CH Energy Group, Inc., issued October 20, 2003, relating to its third quarter 2003 earnings.